                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             NET PERCEPTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             [NET PERCEPTIONS LOGO]

                             NET PERCEPTIONS, INC.
                            7901 FLYING CLOUD DRIVE
                          MINNEAPOLIS, MINNESOTA 55344

                                 April 24, 2000

Dear Stockholder:

     On Thursday, May 25, 2000, Net Perceptions, Inc. will hold its first annual meeting of stockholders as a public company. On behalf of the Board of Directors, I am pleased to invite you to join us so that we can report to you on the activities of Net Perceptions during 1999 and discuss the outlook for 2000. The meeting will be held at the Minneapolis Hilton & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and is scheduled to begin at 10:00 a.m.

     At the annual meeting you will be asked to vote on the following proposals:
(1) election of the directors nominated by your Board of Directors, (2) approval of an amendment to our Amended and Restated Certificate of Incorporation increasing the number of authorized shares of our common stock and (3) ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as our independent public accountants for 2000. These proposals are described in the attached proxy statement which you should read carefully. Your Board of Directors recommends that you vote in favor of each proposal.

     Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete, sign, date and return the enclosed proxy card promptly.

     We appreciate your continued support.

                                          Sincerely,

                                          /s/ Steven J. Snyder
                                          Steven J. Snyder
                                          President and Chief Executive Officer

                             NET PERCEPTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Net Perceptions, Inc.:

     The 2000 annual meeting of the stockholders of Net Perceptions, Inc. (the "Company") will be held at the Minneapolis Hilton & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403 on Thursday, May 25, 2000, at 10:00 a.m., for the following purposes:

     1. To elect five directors of the Company for a one year term expiring at the 2001 annual meeting;

     2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000, so that the Company's total authorized capital stock will consist of 100,000,000 shares of common stock, par value $.0001 per share, and 5,000,000 shares of preferred stock, par value $.0001 per share;

     3. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP, certified public accountants, as independent public accountants for the Company for fiscal year 2000; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof, which could include adjournment of the annual meeting to solicit additional proxies.

     Stockholders of record at the close of business on Monday, April 17, 2000 will be entitled to vote at the annual meeting, whether in person or by proxy.

                                          By Order of the Board of Directors

                                          /s/ Thomas M. Donnelly
                                          Thomas M. Donnelly
                                          Secretary

7901 Flying Cloud Drive
Minneapolis, Minnesota 55344
April 24, 2000
                           -------------------------

     TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. THIS WILL ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU DESIRE TO DO SO, EVEN IF YOU HAVE RETURNED A PROXY CARD.
                           -------------------------

                             NET PERCEPTIONS, INC.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 25, 2000

GENERAL

     We are furnishing this proxy statement to stockholders of record of Net Perceptions, Inc. ("Net Perceptions" or the "Company") in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Thursday, May 25, 2000, at 10:00 a.m. at the Minneapolis Hilton & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, and at any adjournments or postponements thereof, for the purposes set forth in the foregoing notice of annual meeting. The notice of annual meeting, this proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 26, 2000.

VOTING SECURITIES, QUORUM AND VOTE REQUIRED

     Only holders of record of common stock, par value $.0001 per share, of the Company (the "Common Stock") as of the close of business on April 17, 2000 (the "Record Date"), are entitled to receive notice of and to vote at the annual meeting. On the Record Date, there were 26,555,818 shares of Common Stock outstanding, constituting all of the outstanding voting securities of the Company. Stockholders are entitled to one vote for each share of Common Stock they held as of the Record Date.

     A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will exist at the annual meeting if the holders of record as of the Record Date of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the annual meeting. Shares held as of the Record Date by holders who are present in person or represented by proxy at the annual meeting but who have abstained from voting or not voted with respect to some or all of such shares on any proposal to be voted on at the annual meeting will be counted as present for purposes of establishing a quorum. If a quorum is not initially present at the annual meeting, it is expected that the meeting will be postponed to solicit additional proxies.

     To be elected as a director at the annual meeting (Proposal No. 1), each candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting. Under our Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of Common Stock is required to approve the proposed amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of Common Stock from fifty million to one hundred million (Proposal No. 2). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting, provided a quorum is present, is required to ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2000 (Proposal No. 3).

     Shares represented by proxies which are marked "WITHHELD" with regard to the election of directors (Proposal No. 1) will be excluded entirely from the vote and will have no effect. Shares represented by proxies which are marked "ABSTAIN" with regard to either or both of the other proposals presented to be voted on at the annual meeting (Proposal Nos. 2 and 3) will be considered present in person or represented by proxy at the annual meeting and will have the effect of a negative vote because approval of those proposals requires either the affirmative vote of the holders of seventy five percent (75%) of the outstanding shares of Common Stock (in the case of Proposal No. 2) or of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting (in the case of Proposal No. 3).

     A broker "non-vote" occurs with respect to shares as to a proposal when a broker who holds shares of record in his name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. Brokers holding your shares in their name will be permitted to vote such shares with respect to all of the proposals to be voted on at the annual meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to such proposals.

PROXIES

Voting Your Proxy

     You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     If you sign and return your proxy card to us in time for it to be voted at the annual meeting, one of the individuals named as your proxy will vote your shares as you have directed, and such individuals will have authority to vote your shares in their discretion in connection with any other business as may properly come before the annual meeting or any postponement(s) or adjournment(s) thereof, including to adjourn the annual meeting for the purpose of soliciting additional proxies or otherwise. However, no proxies voted against Proposal No. 2 or No. 3 will be voted in favor of adjournment of the annual meeting for the purpose of soliciting additional proxies with respect to either such proposal.

     If you sign and timely return your proxy card but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the annual meeting, your shares will be voted FOR each of such proposal(s), and the individuals named in the proxy card will have the same discretionary authority to vote your shares as referred to in the immediately preceding paragraph with respect to any other business as may properly come before the annual meeting or any postponement(s) or adjournment(s) thereof, including to adjourn the annual meeting for the purpose of soliciting additional proxies or otherwise. However, no proxies voted against Proposal No. 2 or No. 3 will be voted in favor of adjournment of the annual meeting for the purpose of soliciting additional proxies with respect to either such proposal.

How to Vote by Proxy

     You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If you hold your shares through a broker or other custodian, you should check the voting form used by that firm to see if it offers telephone or Internet voting.

Revoking Your Proxy

     You may revoke your proxy before it is voted by:

     - sending in a new proxy with a later date;

     - notifying the Secretary of the Company in writing before the annual meeting that you have revoked your proxy; or

     - voting in person at the annual meeting.

Voting in Person

     If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proxy from your nominee authorizing you to vote your "street name" shares held as of the Record Date.

PROXY SOLICITATION

     This solicitation is made on behalf of our Board of Directors and we will bear the costs of the solicitation. We have engaged Georgeson Shareholder Communications Inc. to assist in soliciting proxies for a fee of approximately $7,500 plus reasonable out-of-pocket expenses. Proxies may also be solicited by telephone, telegraph, fax or personal interview by the directors, officers and employees of the Company and its affiliates, who will not receive additional compensation for the solicitation. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to stockholders.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

GENERAL

     Pursuant to our Amended and Restated Bylaws (the "Bylaws"), all of our directors are elected at each annual meeting of stockholders. The Bylaws provide that the number of directors shall be fixed from time to time by a majority of the Board of Directors. Currently, the number of directors has been fixed at five directors, and there are no vacancies on the Board of Directors. Each director will hold office until the next annual meeting of stockholders and until the director's successor is duly elected and qualified, or until the director's earlier resignation or removal.

     Stockholders may withhold authority from the persons named in the enclosed proxy card to vote for the entire slate of directors as nominated or, by writing the name of an individual nominee in the space provided on the proxy card, may withhold the authority to vote for any individual nominee. Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in such nominees receiving fewer votes. If any nominee is unable to serve or for good cause will not serve as a director, such shares will be voted for the election of such substitute nominee as the Board of Directors may designate. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve.

     The names of the nominees for directors nominated by your Board of Directors and presented for consideration by the stockholders, all of whom are incumbent directors, their ages, the year in which they became directors of the Company, and certain other information about them are set forth below.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Steven J. Snyder..................    Steven J. Snyder co-founded Net Perceptions in July 1996 and
Age 45                                since that time has served as our President and Chief
                                      Executive Officer and as a director. From January 1996 to
                                      July 1996, Dr. Snyder served as an independent consultant.
                                      From July 1993 to December 1995, Dr. Snyder served as Vice
                                      President of Software Development at Personnel Decisions
                                      International, Inc., a human resources consulting firm. Dr.
                                      Snyder pursued his doctorate in psychology from 1988 to
                                      1994. From 1983 to 1988, Dr. Snyder was employed by
                                      Microsoft Corporation, where he held several posts including
                                      IBM Account Manager and General Manager of the Language
                                      Business Unit. Dr. Snyder holds a B.S. in mathematics from
                                      Drexel University, an M.B.A. from Harvard University and an
                                      M.A. and a Ph.D. in psychology from the University of
                                      Minnesota.
Douglas J. Burgum.................    Douglas J. Burgum became a director of Net Perceptions in
Age 43                                January 1999. Mr. Burgum has served as President of Great
                                      Plains Software, Inc., a software company, since March 1984,
                                      Chief Executive Officer since September 1991 and Chairman of the Board since January 1996. Mr. Burgum holds a B.U.S. from
                                      North Dakota State University and an M.B.A. from Stanford
                                      University.

William Lansing...................    William Lansing became a director of Net Perceptions in May
Age 41                                1999. On March 27, 2000, Mr. Lansing became Chief Executive
                                      Officer of NBC Internet Inc. Prior to that time and since
                                      May 1999, Mr. Lansing was Chairman of Fingerhut Companies,
                                      Inc. From May 1998 to May 1999, Mr. Lansing was President of
                                      Fingerhut. From November 1996 to May 1998, Mr. Lansing
                                      served as Vice President for Business Development of General
                                      Electric Corp. From January 1996 to October 1996, he served as Chief Operating Officer of Prodigy. Mr. Lansing also
                                      serves as director of Digital River, Inc., Select Comfort
                                      Corp., FreeShop.com, Inc. and BigStar Entertainment, Inc.
                                      Mr. Lansing holds a B.A. in English from Wesleyan University and a J.D. from Georgetown University.
John T. Riedl.....................    John T. Riedl co-founded Net Perceptions in July 1996 and
Age 38                                since that time has served as a director. In November 1998,
                                      Dr. Riedl became our Chief Scientist. Since September 1998,
                                      Dr. Riedl has worked with us on a part-time basis. From July
                                      1996 until November 1998, Dr. Riedl served as our Chief
                                      Technical Officer. Dr. Riedl has been a professor in the
                                      computer science department at the University of Minnesota since March 1990. Dr. Riedl holds a B.S. in mathematics from the University of Notre Dame and an M.S. and a Ph.D. in
                                      computer science from Purdue University.
Ann L. Winblad....................    Ann L. Winblad became a director of Net Perceptions in
Age 49                                August 1996. Ms. Winblad has been a General Partner of
                                      Hummer Winblad Venture Partners, a venture capital
                                      investment firm, since 1989. Ms. Winblad is also a director of The Knot, Inc. and Liquid Audio, Inc. Ms. Winblad holds a
                                      B.A. in mathematics and business administration from the
                                      College of Saint Catherine and an M.A. in education with an economics focus from the University of St. Thomas.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE COMPANY.

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     In addition to the directors set forth above who are executive officers of the Company, set forth below is certain information concerning non-director employees who also serve as executive officers of the Company:

     Nanci Anderson, age 43, joined Net Perceptions in September 1998 as our General Manager of Customer Solutions, and in March 1999 was promoted to Vice President of Customer Solutions. From February 1998 to September 1998, Ms. Anderson was Technology Services Practice Director for Oracle Corporation, a software company. From December 1996 to February 1998, Ms. Anderson was Chief Operating Officer for KeyTech, LLC, a software development firm specializing in object-oriented and Internet application development services. From April 1995 to December 1996, Ms. Anderson was Area Services Director for Lawson Software Corporation, a software company.

     Paul Bieganski, age 36, joined Net Perceptions in August 1997 as our Director of Algorithm Development, and in November 1998 became our Chief Technical Officer. From September 1995 to August 1997, Dr. Bieganski was the Vice President of Research and Development at Signum Systems, a manufacturer of embedded systems software and hardware development tools. Dr. Bieganski holds a B.S., an M.S. and a Ph.D. in computer science from the University of Minnesota.

     Thomas Donnelly, age 36, joined Net Perceptions in March 1997 as our Corporate Controller, and in March 1998 became our Chief Financial Officer. In February 1999, Mr. Donnelly was appointed Secretary. In July 1999, Mr. Donnelly also became Senior Vice President of Finance and Administration. From March 1995 to March 1997, Mr. Donnelly served as a financial and management consultant in the capacity of chief financial officer or corporate controller for various public and private companies and partnerships, including Net Perceptions, from September 1996 to March 1997. Mr. Donnelly holds a B.A. in economics from St. Olaf College.

     P. Stephen Larsen, age 49, joined Net Perceptions in June 1997 as our Vice President of Marketing and Business Development. In July 1999, Mr. Larsen became Senior Vice President of Marketing and Business Development. From August 1996 to June 1997, Mr. Larsen served as Vice President of Business Development for CitySearch, Inc., a community-based information service. From July 1995 to August 1996, Mr. Larsen was President and Managing Partner of Digital Dynamics, a consulting company. Mr. Larsen holds an A.A. from Rochester State College.

     Bradley Miller, age 35, co-founded Net Perceptions in July 1996 and now serves as our General Manager of Network Personalization Solutions. Prior to that time and since July 1996, Mr. Miller served as our Vice President of Product Development. From September 1992 to July 1996, Mr. Miller was a Ph.D. candidate in Computer Science at the University of Minnesota. Mr. Miller holds a B.A. in physics and computer science from Luther College and an M.S. in computer science from the University of Minnesota.

     George Moser, age 44, joined Net Perceptions in January 1997 as our Regional Director of Sales, East Region. In September 1997, Mr. Moser was appointed Vice President of Worldwide Sales and in July 1999, Mr. Moser became Senior Vice President of Worldwide Sales. From March 1993 to December 1996, Mr. Moser was the Director, East Region for Autodesk, Inc., a software company. Mr. Moser holds a B.S. in management and an M.B.A. from the University of Hartford.

              BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

     During 1999, the Board of Directors of the Company held eight regular meetings and acted by unanimous written consent three times.

     The Board of Directors has designated two principal standing committees, the audit committee and the compensation committee. The function of these committees and the number of meetings held in 1999 are described below.

     The audit committee consists of Messrs. Burgum and Lansing and Ms. Winblad, and met four times during 1999. The audit committee makes recommendations to the Board of Directors regarding the selection of accountants, reviews the results and scope of audit and other services provided by the Company's independent accountants and reviews and evaluates the Company's audit and control functions.

     The compensation committee consists of Messrs. Burgum and Lansing and Ms. Winblad, and met two times during 1999. The compensation committee makes recommendations regarding the Company's stock plans and makes decisions concerning salaries and incentive compensation for officers and compensation policies for employees.

                             DIRECTOR COMPENSATION

     We do not currently provide our directors with cash compensation for their services as members of the Board of Directors, although members are reimbursed for some expenses in connection with attendance at Board and committee meetings. Directors who are also our employees are eligible to participate in our 1999 Equity Incentive Plan. Non-employee directors are eligible for periodic option grants under our 1999 Non-Employee Director Option Plan.

     In January 1999, Mr. Burgum received an option to purchase 30,000 shares of Common Stock at an exercise price of $5.50 per share. This option is immediately exercisable. The shares purchasable thereunder are subject to repurchase by us at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The repurchase right lapses as to the option shares in a series of 24 equal monthly installments from the grant date, but will become fully vested if the Board deems it desirable to avoid adverse accounting treatment with respect to the option. In May 1999, Mr. Lansing received an option to purchase 20,000 shares of Common Stock at an exercise price of $17.00 per share. This option vests in equal installments over a 24 month period from the grant date, but vesting will accelerate to the extent the Board deems it necessary to avoid adverse accounting treatment for those options.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 31, 2000 by:

     - each person who is known by us to beneficially own more than five percent of the outstanding shares of our Common Stock;

     - each of our directors and each named executive officer (as defined herein); and

     - all of our current directors and executive officers as a group.

     This information is based upon information received from or on behalf of the individuals named herein.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated in the footnotes to this table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. The percentage of beneficial ownership set forth below is based upon 26,304,695 shares of Common Stock outstanding as of the close of business on March 31, 2000. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock that are subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2000, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                            NUMBER OF SHARES
                                                               NUMBER OF       SUBJECT TO
           NAME AND ADDRESS OF BENEFICIAL OWNER                 SHARES         OPTIONS(1)       PERCENT
           ------------------------------------                ---------    ----------------    -------
London Pacific Life & Annuity Company(2)...................    2,605,864             --           9.9%
  3109 Poplarwood Court, Suite 108
  Raleigh, North Carolina 27604
Norwest Bank Minnesota, N.A.(3)............................    2,490,378             --           9.5
  Norwest Center
  Sixth and Marquette
  Minneapolis, MN 55479
Steven J. Snyder...........................................    1,712,650             --           6.5
  7901 Flying Cloud Drive
  Minneapolis, Minnesota 55344
Bradley N. Miller..........................................    1,251,230          1,666           4.8
  7901 Flying Cloud Drive
  Minneapolis, Minnesota 55344
John T. Riedl..............................................      900,804             --           3.4
P. Stephen Larsen..........................................      381,509            833           1.5
George E. Moser............................................       64,103        193,749             *
Thomas M. Donnelly.........................................       91,583         75,414             *
Nanci Anderson.............................................        2,254         62,775             *
Ann L. Winblad(4)..........................................      309,913             --           1.2
Douglas J. Burgum..........................................        7,143         30,000             *
William Lansing............................................       10,000         10,000             *
All directors and executive officers as a group (9
  persons).................................................    4,743,889        506,403          20.0

-------------------------
 * Indicates less than 1% of the total number of outstanding shares of Common Stock.

(1) Reflects the number of shares issuable upon the exercise of options exercisable within 60 days of March 31, 2000.

(2) Consists of 1,954,398 shares held by London Pacific Life & Annuity Company and 651,466 shares held by its affiliate Berkeley International Capital Limited.

(3) This information is based upon information reported on Wells Fargo & Company's Schedule 13G filing made with the Securities and Exchange Commission as of December 31, 1999.

(4) Includes 31,770 shares held by Hummer Winblad Venture Partners III L.P.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and stockholders who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or in respect of the fiscal year ended December 31, 1999, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except Messrs. Bieganski and Moser, each of whom filed one late Form 4 covering one transaction, and Mr. Miller, who filed one late Form 4 covering two transactions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to compensation we paid in 1998 and 1999 for services to us by our chief executive officer and our four other highest-paid executive officers whose total salary and bonus for 1999 exceeded $100,000. We refer to these officers as our named executive officers in other parts of this proxy statement.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                        ------------------
                                                 ANNUAL COMPENSATION     NUMBER OF SHARES
                                                ---------------------    OF COMMON STOCK        ALL OTHER
     NAME AND PRINCIPAL POSITIONS        YEAR   SALARY ($)   BONUS($)   UNDERLYING OPTIONS   COMPENSATION($)
     ----------------------------        ----   ----------   --------   ------------------   ---------------
Steven J. Snyder.......................  1999    150,000      40,000              --                  --
  President and Chief Executive Officer  1998    130,000      10,000              --                  --
P. Stephen Larsen......................  1999    175,000      25,000              --                  --
  Senior Vice President of Marketing     1998    175,000      23,500         140,000                  --
  and Business Development
Nanci Andersen.........................  1999    130,000      21,850          30,000                  --
  Vice President of Customer Solutions   1998     36,500          --          40,000                  --
Thomas M. Donnelly.....................  1999    125,000      40,000          40,000                  --
  Senior Vice President of Finance and   1998     94,833      10,000          96,000                  --
  Administration and Chief Financial
  Officer
George E. Moser........................  1999    125,000     133,600(1)       10,000                  --
  Senior Vice President of Worldwide     1998    122,500      82,500(2)      140,000              50,000(3)
  Sales

-------------------------
(1) Includes commissions of $113,600.

(2) Includes commissions of $72,500.

(3) Represents relocation expenses.

OPTION GRANTS IN LAST YEAR

     The following table sets forth each grant of stock options in 1999 to each of the named executive officers. We did not grant any stock appreciation rights during 1999. The exercise price of each option is equal to the fair market value of our Common Stock on the date that the grant was approved by the compensation committee of our Board of Directors.

     The potential realizable values are net of the exercise prices and before taxes associated with the exercise, and are based on the assumption that our Common Stock appreciates at the annual rate shown from the date of the grant until the expiration of the ten-year option term. These numbers are calculated based on the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future Common Stock prices. The amounts reflected in the table may not necessarily be achieved. The actual amount the executive officer may realize will depend upon the extent to which the stock price exceeds the exercise price of the options on the date the option is exercised.

                                                     INDIVIDUAL GRANTS
                                   ------------------------------------------------------     POTENTIAL REALIZABLE
                                   NUMBER OF                                                    VALUE AT ASSUMED
                                   SECURITIES     PERCENT OF                                 ANNUAL RATES OF STOCK
                                   UNDERLYING    TOTAL OPTIONS                                 PRICE APPRECIATION
                                    OPTIONS       GRANTED TO      EXERCISE                      FOR OPTION TERM
                                    GRANTED      EMPLOYEES IN     PRICE PER    EXPIRATION    ----------------------
             NAME                  (#/SH)(1)      1999(%)(2)      SHARE($)        DATE         5%($)       10%($)
             ----                  ----------    -------------    ---------    ----------      -----       ------
Steven J. Snyder...............          --            --              --            --            --           --
P. Stephen Larsen..............          --            --              --            --            --           --
Nanci Andersen.................      10,000          0.66            5.50       1/26/09        34,589       87,656
                                     20,000          1.33           14.00       4/21/09       176,091      446,248
Thomas M. Donnelly.............      20,000          1.33            5.50       1/26/09        69,178      175,312
                                     16,306          1.08           15.94       7/30/09       163,435      414,177
                                      3,694          0.25           15.94       7/30/09        37,025       93,829
George E. Moser................      10,000          0.66           15.94       7/30/09       100,230      254,003

-------------------------
(1) Options granted under our 1996 Stock Plan are immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by us at the original exercise price paid per share, upon the optionee's cessation of service, prior to the vesting in those shares. Options granted under our 1999 Equity Incentive Plan may be exercised only when, and to the extent, vested. Each of the options has a 10 year term, subject to earlier termination in the event of the optionee's cessation of service.

(2) Based on an aggregate of 897,936 options granted to our employees under the 1996 Stock Plan and 607,050 options granted to our employees under the 1999 Equity Incentive Plan during the year ended December 31, 1999.

FISCAL YEAR-END OPTION VALUES

     The following table provides information concerning the number and value of the shares of Common Stock underlying unexercised options held by each of the named executive officers as of December 31, 1999. None of the named executive officers exercised any options in 1999.

                                                             NUMBER OF               VALUE OF UNEXERCISED
                                                       SECURITIES UNDERLYING             IN-THE-MONEY
                                                      UNEXERCISED OPTIONS AT        OPTIONS AT DECEMBER 31,
                                                      DECEMBER 31, 1999(#)(1)             1999($)(2)
                                                    ---------------------------   ---------------------------
                      NAME                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                      ----                          -----------   -------------   -----------   -------------
Steven J. Snyder.................................         --              --              --             --
P. Stephen Larsen................................     50,416          89,584       2,095,389      3,714,611
Nanci Andersen...................................     18,124          51,876         689,758      1,876,242
Thomas M. Donnelly...............................     43,457          92,543       1,747,679      3,481,471
George E. Moser..................................     81,873         118,127       3,401,711      4,787,664

-------------------------
(1) Options granted under our 1996 Stock Plan are immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by us at the original exercise price paid per share, upon the optionee's cessation of service, prior to the vesting in those shares. Options granted under our 1999 Equity Incentive Plan may be exercised only when, and to the extent, vested.

(2) The value of unexercised in-the-money options held at December 31, 1999 represents the total gain which would be realized if all of the in-the-money options held at December 31, 1999 were exercised, and is determined by multiplying the number of shares of Common Stock underlying the options by the difference between $42.00, which was the closing price per share of our Common Stock on the Nasdaq National Market on December 31, 1999, and the applicable per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

CHANGE OF CONTROL ARRANGEMENTS/EMPLOYMENT AGREEMENTS

     The compensation committee of the Board of Directors, as administrator of the 1999 Equity Incentive Plan, can provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by any of our employees or directors in connection with certain changes in control of Net Perceptions. The accelerated vesting may be conditioned on the termination of the individual's employment following the change in control event.

     Some of our officers and employees, including all of our executive officers, are eligible to participate in our Change in Control Severance Plan. Under the Change in Control Severance Plan, if an officer's employment is involuntarily terminated within 18 months after a change in control or the officer declines a position with the acquirer in a change in control, we will pay the officer severance benefits equal to six months of base salary.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the compensation committee is currently or has been, at any time since our formation, one of our officers or employees. No member of our compensation committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee makes recommendations regarding the Company's stock plans and makes decisions concerning salaries and incentive compensation for officers and compensation policies for employees. Decisions made by the compensation committee are reported to the full Board of Directors.

COMPENSATION PHILOSOPHY

     The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

     The Company's executive compensation consists of three key components:

     - base salary,

     - annual cash bonuses, and

     - stock incentives.

     Each of these components is intended to complement the others and, taken together, to satisfy the Company's compensation objectives. The compensation committee's policies with respect to each of the three components, including the basis for the compensation awarded to Steven J. Snyder, the Company's chief executive officer, are discussed below.

BASE SALARY

     At the end of each year, the compensation committee reviews the base salary of the Company's chief executive officer and the recommendation of the chief executive officer with regard to the base salaries of the other executive officers of the Company. As part of this review, the compensation committee considers available national and industry survey data regarding salaries for comparable positions at comparably sized software and Internet companies to establish base salary ranges. The compensation committee then approves, with any modifications it deems appropriate, annual base salaries for each of the executive officers. Annual compensation changes, based on merit and market factors, take effect on March 1 of each year.

     In evaluating Dr. Snyder's performance and setting his salary, the compensation committee primarily considered the Company's achievement of its annual financial goals, including revenue growth and return on investment.

ANNUAL CASH BONUS COMPENSATION

     Annual cash bonuses for executive officers are intended to reflect the compensation committee's belief that a portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, including revenue and earnings per share annual targets, as well as the individual contribution of each officer.

STOCK INCENTIVES

     The compensation committee meets with the chief executive officer at the beginning of each year to discuss the incentive compensation programs to be in effect for the year and the performance targets triggering awards under these programs. At the end of each year, the compensation committee meets to review performance and to make awards under these programs.

     The Company's executive officers are eligible to participate in the 1999 Equity Incentive Plan, which replaced the Company's 1996 Stock Plan upon the closing of our initial public offering in April 1999. The types of awards that may be made under the 1999 Equity Incentive Plan are options to purchase shares of Common Stock, stock appreciation rights, restricted shares and stock units. Both incentive stock options and non-qualified options may be granted under the 1999 Equity Incentive Plan. The exercise price for incentive stock options must be the fair market value of the Common Stock on the option grant date. The exercise price for non-qualified options must be at least 85% of the fair market value of the Common Stock on the option grant date.

     Options granted at the time of a new employee's hiring generally vest as to 25% of the shares in the first year and thereafter in equal monthly installments over the next three years. All other options granted under the 1999 Plan vest in equal monthly installments over a four year period.

     The options awarded to the various executive officers are shown in the table on page 9.

     The foregoing report is furnished by the compensation committee of the Board of Directors.

Douglas J. Burgum
William Lansing
Ann L. Winblad

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have granted options to some of our directors and executive officers. Please refer to the information under the headings "Option Grants in Last Year" and "Stock Ownership of Certain Beneficial Owners and Management."

     In addition, during 1999, William Lansing, one of our directors, was the President and Chairman of Fingerhut Companies, Inc, which is one of our customers. Revenues attributable to sales to Fingerhut for the year ended December 31, 1999 totaled approximately $1.4 million. We believe these sales were on terms no less favorable to us than could have been obtained from unaffiliated third parties.

     We have also entered into an indemnification agreement with each of our officers and directors.

     It is our intention to ensure that all future transactions, including loans, between us and our officers, directors, principal stockholders and their affiliates, are approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares on a cumulative basis the percentage change, during the period from April 23, 1999 to December 31, 1999, in the total stockholder return on (i) our Common Stock, (ii) the CRSP Total Return Index and
(iii) the Chase H&Q Internet Index. The graph assumes that the value of an investment in our Common Stock and in each index was $100 on April 23, 1999 and that all dividends were reinvested.
[EDGAR PRESENTATION OF DATA POINTS USED IN GRAPHIC]

                                                          NETP              CHASE H&Q INTERNET INDEX     CRSP TOTAL RETURN INDEX
                                                          ----              ------------------------     -----------------------
Jan 99
Feb 99
Mar 99
Apr 99                                                   188.39                       97.44                       95.77
May 99                                                   121.43                       82.02                       93.58
Jun 99                                                    155.8                       88.67                         105
Jul 99                                                   113.84                       78.21                       99.04
Aug 99                                                   117.86                       82.33                       103.8
Sep 99                                                   122.32                       91.14                      108.67
Oct 99                                                   114.29                      100.77                      115.93
Nov 99                                                   269.64                      127.01                      134.61
Dec 99                                                      300                      176.43                      183.76

                                 PROPOSAL NO. 2

               APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND
             RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE
                  NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 55,000,000 shares of capital stock, consisting of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. At the annual meeting, stockholders will be asked to consider and vote upon Proposal No. 2 to approve an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 100,000,000, so that the Company's total authorized capital stock will consist of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

CURRENT USE OF SHARES

     As of March 31, 2000, the Company had 26,304,695 shares of Common Stock outstanding, 6,035,952 shares of Common Stock reserved for future issuance under the Company's stock plans, of which 3,127,766 shares are covered by outstanding options and 2,908,186 shares are available for future grant or purchase. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company currently has approximately 17,659,353 shares of Common Stock authorized under its Amended and Restated Certificate of Incorporation available for other purposes. As of March 31, 2000, there were no shares of Preferred Stock outstanding.

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has adopted resolutions setting forth the proposed amendment to the first paragraph of Article IV of the Company's Amended and Restated Certificate of Incorporation (the "Amendment"), declaring the advisability of the Amendment and directing that the Amendment be submitted for consideration by the Company's stockholders at the annual meeting. The following is the text of the first paragraph of Article IV of the Company's Amended and Restated Certificate of Incorporation, as proposed to be amended pursuant to the
Amendment:

                                   ARTICLE IV

          The Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is One Hundred Million (100,000,000), par value $.0001 per share, and the number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $.0001 per share.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

     The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that the Company is authorized to issue. The Board of Directors believes that the availability of additional authorized but unissued shares of Common Stock will provide the Company with the flexibility to issue Common Stock for proper corporate purposes which may be identified in the future, such as to raise capital, to make acquisitions through the use of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans, or reserve additional shares for issuance under such plans, and to effect stock splits, where the Board of Directors determines it advisable to do so.

     The Board of Directors believes that the proposed increase in the authorized number of shares of Common Stock will provide a sufficient number of shares to be used for one or more of the previously mentioned purposes. No additional action or authorization by the Company's stockholders would be necessary, and the Board of Directors would normally not seek such authorization, prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares of Common Stock from time to time in the future, as considered appropriate by the Board of Directors.

     Under the Company's Amended and Restated Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Therefore, should the Board of Directors decide to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power and share holdings of current stockholders.

     The proposed Amendment could, under certain circumstances, have an anti-takeover effect. For example, in the event of an attempt to take control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing stock, thereby diluting the voting power of the other outstanding shares, creating possible voting impediments and increasing the cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not currently aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal in response to any such attempt.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2 TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM FIFTY MILLION TO ONE HUNDRED MILLION.

                                 PROPOSAL NO. 3

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The audit committee has selected, and the Board of Directors has approved, PricewaterhouseCoopers LLP as the Company's independent public accountants for fiscal year 2000. The Board of Directors has directed that the selection of independent public accountants be submitted for ratification by the stockholders at the annual meeting. Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for fiscal year 2000 is not required by the Company's Amended and Restated Bylaws or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the Board of Directors' selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for fiscal year 2000, the Board of Directors will consider the matter at its next meeting.

     PricewaterhouseCoopers has audited the Company's consolidated financial statements since the Company's inception in 1996. It is anticipated that one or more representatives of PricewaterhouseCoopers will be present at the annual meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3 TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2000.

                          OTHER MATTERS; ADJOURNMENTS

     The Board of Directors knows of no other items of business to be brought before the annual meeting other than as set forth above. If any other items of business should properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

     Adjournments of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by the chairman of the annual meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the annual meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the annual meeting, including for the purpose of soliciting additional proxies. However, no proxies voted against Proposal No. 2 or Proposal No. 3 will be voted in favor of adjournment of the annual meeting for the purpose of soliciting additional proxies with respect to either such proposal.

                             STOCKHOLDER PROPOSALS

     Under the rules and regulations of the Securities and Exchange Commission, stockholder proposals intended to be presented in the Company's proxy statement and form of proxy for the 2001 annual meeting of stockholders, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8"), must be received at the principal executive offices of the Company no later than December 27, 2000 in order to be considered for inclusion in the Company's proxy statement for that meeting.

     Proposals of stockholders intended to be submitted for a formal vote (other than proposals intended to be included in the Company's proxy statement and form of proxy in accordance with Rule 14a-8) at the 2001 annual meeting of stockholders may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no later than March 12, 2001. The Company's Bylaws provide that the notice must comply with the requirements of Rule 14a-8.

                          ANNUAL REPORT AND FORM 10-K

     The Company is sending, prior to or concurrently with this proxy statement, to all of its stockholders of record as of April 17, 2000, a copy of its Annual Report for the fiscal year ended December 31, 1999. The Annual Report contains the Company's certified consolidated financial statements for the fiscal year ended December 31, 1999.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO NET PERCEPTIONS, INC., 7901 FLYING CLOUD DRIVE, MINNEAPOLIS, MINNESOTA 55344, ATTENTION: INVESTOR RELATIONS.

                                          By Order of the Board of Directors

                                          /s/ Thomas M. Donnelly
                                          Thomas M. Donnelly
                                          Secretary
April 24, 2000

                              NET PERCEPTIONS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS


                                 MAY 25, 2000

The undersigned, having read the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 24, 2000, receipt of which is hereby acknowledged, does hereby appoint and constitute John Roberts and Thomas M. Donnelly, and each or either of them, the attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act at the 2000 annual meeting of stockholders of Net Perceptions, Inc. (the "Company") to be held at the Minneapolis Hilton & Towers, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, on Thursday, May 25, 2000, at 10:00 a.m. and at any postponement(s) or adjournment(s) thereof, with respect to all shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote or act, with all the powers that the undersigned would possess if personally present and acting, as directed on the reverse side of this card. In their discretion, the aforesaid proxies, and each or either or them, or their duly appointed substitute(s) as aforesaid, are authorized to vote upon any adjournment(s) of the annual meeting, subject to the limitations set forth on the reverse side of this card, for the election as a director of such substitute nominee(s) as the Company's Board of Directors may designate if any of the persons nominated for election as a director and named on the reverse side of this card is unable to serve or for good cause will not serve, and upon such other business as may properly come before the annual meeting or any postponement(s) or adjournment(s) thereof and matters incident to the conduct of the annual meeting or any postponements(s) or adjournment(s) thereof. This proxy revokes all prior proxies given by the undersigned.

              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

         7901 Flying Cloud Drive            Minneapolis, Minnesota  55344  PROXY
--------------------------------------------------------------------------------


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE NET PERCEPTIONS, INC. 2000 ANNUAL MEETING ON MAY 25, 2000 OR ANY
POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.


                                            See reverse for voting instructions

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Shareowner Services (SM), P.O. BOX 64873, St. Paul, MN 55164-0873.


                            \/ Please detach here \/


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of directors:     01 Steven J. Snyder      02 Douglas J. Burgum
                              03 William Lansing       04 John T. Riedl
                              05 Ann L. Winblad

 VOTE FOR all nominees                    VOTE WITHHELD
   (except as marked) [ ]               from all nominees  [ ]

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL
               NOMINEES, WRITE THE NUMBER(S) OF THE NOMINEES IN THE BOX PROVIDED TO THE RIGHT.)

            --------------------------------------------------------

2. To amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000:

         [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

3. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent public accountants for 2000.

         [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

In their discretion, the named proxies are authorized to vote upon any adjournment(s) or postponement(s) of the annual meeting, provided that if you vote against Proposal No. 2 or 3, your proxy will not be voted in favor of adjourning the annual meeting for the purpose of soliciting additional proxies with respect to either such proposal.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, WITH RESPECT TO A PROPOSAL THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH PROPOSAL AS THE BOARD OF DIRECTORS RECOMMENDS, AND IN THE DISCRETION OF THE AFORESAID PROXIES, OR THEIR DULY APPOINTED SUBSTITUTE(S) AS AFORESAID, UPON ANY ADJOURNMENT(S) OF THE ANNUAL MEETING, SUBJECT TO THE LIMITATIONS SPECIFIED ABOVE, FOR THE ELECTION AS A DIRECTOR OF SUCH SUBSTITUTE NOMINEE(S) AS THE COMPANY'S BOARD OF DIRECTORS MAY DESIGNATE IF ANY OF THE PERSONS NOMINATED FOR ELECTION AS A DIRECTOR AND NAMED ABOVE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Address Change?  Mark Box [ ]
Indicate changes below:                Date:______________________________

                                         Signature(s) in Box
                                         (if there are co-owners both must sign)
                                         IMPORTANT: Please sign exactly as your
                                         name appears hereon. When signing as
                                         attorney, executor, administrator,
                                         trustee, guardian, etc., give title as
                                         such. If joint account, each joint
                                         owner should sign. Please return your
                                         card in the postage-paid envelope
                                         provided.